UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 3, 2003

SEA CONTAINERS LTD.

(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-07560	98-0038412
(Commission File Number)	(I.R.S. Employer Identification No.)

22 VICTORIA STREET P.O. BOX HM 1179 HAMILTON HMEX, BERMUDA
(Address of principal executive offices) Zip Code

441-295-2244
(Registrant’s telephone number, including area code)

41 CEDAR AVENUE
P.O. BOX HM 1179
HAMILTON HMEX, BERMUDA
(Former name or former address, if changed since last report)

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99	Excerpts from slide presentation to investors.

ITEM 12.	Results of Operations and Financial Condition

On December 3 and 4, 2003, registrant’s management will give oral presentations at meetings with investors in New York, New York and Boston, Massachusetts.  Relevant excerpts from the slides to be shown at those meetings including financial data from 2002 and 2003 are attached as an Exhibit to this Current Report and incorporated herein by reference.  The information in this Current Report is being furnished to the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEA CONTAINERS LTD.

By:	/s/ Edwin S. Hetherington
	Name:	Edwin S. Hetherington
	Title:	Vice President, General Counsel and Secretary

Date: December 3, 2003

EXHIBIT INDEX

Exhibit Number	Description

99	Excerpts from slide presentation to investors.